MERRILL LYNCH
GLOBAL VALUE
FUND, INC.




FUND LOGO




Annual Report

December 31, 1999





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.







Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper





MERRILL LYNCH GLOBAL VALUE FUND, INC.


Worldwide
Investments
As of 12/31/99
(unaudited)
                                                      Percent of
Ten Largest Industries                                Net Assets

Electronic Components & Instruments                     15.3%
Utilities--Electric & Gas                               12.8
Telecommunications                                      14.4
Appliances & Household Durables                          9.0
Food & Household Products                                6.9
Banking                                                  6.6
Financial Services                                       6.0
Insurance                                                5.6
Industrial Components                                    4.6
Data Processing &Reproduction                            2.9


                                      Country of      Percent of
Ten Largest Holdings                  Origin          Net Assets

The AES Corporation                United States         7.2%
Lattice Semiconductor
  Corporation                      United States         6.9
Murata Manufacturing
  Company, Ltd.                    Japan                 4.5
Cadbury Schweppes PLC              United Kingdom        3.9
Corning Incorporated               United States         3.9
Sony Corporation                   Japan                 3.7
BCE Inc. (USRegistered
  Shares)                          Canada                3.6
Gilat Satellite Networks Ltd.      United States         3.3
The Furukawa Electric
  Co., Ltd.                        Japan                 3.2
Berkshire Hathaway Inc.
  (Class A)                        United States         3.1



Merrill Lynch Global Value Fund, Inc., December 31, 1999


DEAR SHAREHOLDER


Fiscal Year in Review
Merrill Lynch Global Value Fund, Inc. had a very strong December quarter, thereby lifting its returns for the fiscal year ended December 31, 1999 to reasonable absolute--but not relative--levels. For the 12 months ended December 31, 1999, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +10.44%, +9.29%, +9.29% and +10.23%, respectively. Despite its strong outperformance relative to the unmanaged MSCI World Index for the December quarter (+19.67% for the Fund's Class A Shares compared to +16.87 for the Index), these fiscal year returns were below the +24.93% Index return for the same period. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report to shareholders.)

The Fund's underperformance relative to the MSCI World Index for the fiscal year is attributable in part to its investment focus on value. As we have often discussed in previous reports to shareholders, ours is not a traditional "value" fund, since we do not invest exclusively in low price/earnings or price/book value stocks. Nevertheless, we cannot comfortably own many of the growth stocks that drove stock market performance in 1999.

We recognize that companies such as Cisco Systems, Inc., Oracle Corporation and Sun Microsystems, Inc. are highly profitable, fast-growing companies. More important, they operate in businesses that have the prospect of continued fast growth--with growth likely to be much faster than previously had been thought. Share prices of these companies seemed expensive at the beginning of 1999, and they have appreciated dramatically. As a result, even with the fundamentals of these companies improving, their shares may have appreciated much more than reflective of the fundamentals. So though we believe that many of the growth companies that have been powering stock market returns are accreting value at an increasing rate, they remain too expensive for us.

Over the past two years, it is clear that "growth" has outperformed "value." The MSCI World Index is made up of two components: the MSCI World Value Index and the MSCI World Growth Index. In 1998, the MSCI Growth Index was ahead by 32.2%, the MSCI Value Index was up by 13.7%, and the MSCI World Index (which is comprised of both value and growth stocks) was ahead by 24.3%. In 1999, we witnessed a similar disparity with the MSCI World Growth Index up 32%, the MSCI World Value Index up 15%, and the MSCI World Index up by 25%.

Although the Fund kept pace with the unmanaged MSCI World Index in 1998, it significantly lagged the Index performance in 1999. In contrast, the Fund significantly outperformed the Index in 1997, when its Class A Shares had a +24.01% return compared to a +15.76% for the Index. In 1997, growth stocks and value stocks performed similarly.

If growth stocks continue to outperform value stocks as they did in 1998 and 1999, it is unlikely that Merrill Lynch Global Value Fund, Inc. will outperform the MSCI World Index. Therefore, if this were the case, there would be no investment basis for a value fund such as ours. However, in our view, over longer periods of time growth and value stocks will tend to perform in line with each other. More important, the extent to which growth stocks have outperformed value stocks over the past two years is unprecedented to our knowledge. So although we do not hold that value stocks will necessarily outperform value stocks in 2000, we do believe that over the longer term the significant performance disparity between growth and value will diminish.


Focus on Two Large Positions
We have two large positions that shareholders should be aware of since their price movements could cause the Fund's net asset values to be volatile. The AES Corporation and Lattice Semiconductor Corporation are positions that each make up approximately 7% of the portfolio, and we may let them build up more if their prices appreciate.

In our view, even after strong recent performances, these stocks are reasonably valued and the companies have attractive characteristics. They both provide either a useful service or produce desirable products, and they have engaged managements that we believe are trustworthy. Furthermore, both companies are growing at good rates, particularly in relationship to their share valuations.


Investment Outlook
We continue to witness a bifurcated stock market. Companies with high growth prospects in exciting businesses often trade at high double-digit--or even triple-digit--multiples of revenues. Yet companies in slower growth, more mundane businesses will trade at single-digit multiples of earnings, especially after announcing even a slightly negative development. In particular, financial and consumer goods companies, among others, are largely valued as if they were inferior businesses and will remain under pressure. In contrast, companies, for example, in the optical networking business are valued as though their sales and profits will be enormously larger and faster growing than people would have thought possible not so very long ago. In our view, some of these optical networking companies will be very successful and some will be colossal failures. The same can be said for Internet companies and various other highly valued technology companies.

We expect that most companies in more traditional businesses will "muddle through" this period. Hopefully, we will be able to invest in reasonably priced companies that will do much more than survive and the Fund can participate in both their earnings growth and upward revaluations.


In Conclusion
We thank you for your investment in Merrill Lynch Global Value Fund, Inc., and we look forward to serving your financial needs throughout the Fund's new fiscal year and beyond.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager



February 16, 2000


To reduce shareholder expenses, Merrill Lynch Global Value Fund,
Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.





Merrill Lynch Global Value Fund, Inc., December 31, 1999


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a $10,000
Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Morgan Stanley Capital International World Index. Beginning and ending values are:

                                      11/01/96**         12/99

ML Global Value Fund, Inc.++--
Class A Shares*                        $ 9,475          $16,793

ML Global Value Fund, Inc.++--
Class B Shares*                        $10,000          $17,057

Morgan Stanley Capital International
World Index++++                        $10,000          $18,679


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International World Index. Beginning and ending values are:

                                      11/01/96**         12/99

ML Global Value Fund, Inc.++--
Class C Shares*                        $10,000          $17,155

ML Global Value Fund, Inc.++--
Class D Shares*                        $ 9,475          $16,664

Morgan Stanley Capital International
World Index++++                        $10,000          $18,679


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Global Value Fund, Inc. invests primarily in equity securities of issuers located in various foreign countries and the United States.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium-, and small-capitalization companies in 22 countries, including the United States. The starting date for the Index in each of the graphs is from 10/31/96.


Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/99                       +10.44%        + 4.64%
Inception (11/01/96) through 12/31/99     +19.83         +17.80

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/99                       + 9.29%        + 5.29%
Inception (11/01/96) through 12/31/99     +18.60         +18.38

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/99                       + 9.29%        + 8.29%
Inception (11/01/96) through 12/31/99     +18.60         +18.60

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/99                       +10.23%        + 4.45%
Inception (11/01/96) through 12/31/99     +19.54         +17.52

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Value Fund, Inc., December 31, 1999


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                       3 Month            12 Month        Since Inception
As of December 31, 1999                              Total Return       Total Return        Total Return
ML Global Value Fund, Inc. Class A Shares               +19.67%            +10.44%             +77.24%
ML Global Value Fund, Inc. Class B Shares               +19.34             + 9.29              +71.57
ML Global Value Fund, Inc. Class C Shares               +19.34             + 9.29              +71.55
ML Global Value Fund, Inc. Class D Shares               +19.56             +10.23              +75.89

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
 Fund's inception date is 11/01/96.

SCHEDULE OF INVESTMENTS                                                                                (in US dollars)
NORTH                                     Shares                                                               Percent of
AMERICA        Industries                  Held                 Investments                            Value   Net Assets
Canada         Telecommunications        1,100,000     BCE Inc. (US Registered Shares)            $   99,206,250      3.6%

               Transportation--          2,612,000     Canadian National Railway Company              68,728,250      2.5
               Road & Rail
                                                       Total Investments in Canada                   167,934,500      6.1

United States  Appliances &              1,557,000     Maytag Corporation                             74,736,000      2.7
               Household Durables

               Banking                   1,928,200     Washington Mutual, Inc.                        50,133,200      1.8

               Electrical &              1,307,875     Honeywell International Inc.                   75,448,039      2.7
               Electronics

               Electronic Components &     827,000     Corning Incorporated                          106,631,313      3.9
               Instruments               4,009,200   ++Lattice Semiconductor Corporation (b)         189,184,125      6.9
                                                                                                  --------------    ------
                                                                                                     295,815,438     10.8

               Financial Services        1,109,800     The Chase Manhattan Corporation                86,217,587      3.1
                                         1,266,750     Federal National Mortgage Association          79,092,703      2.9
                                                                                                  --------------    ------
                                                                                                     165,310,290      6.0

               Health & Personal Care    1,547,700     Monsanto Company                               55,136,812      2.0

               Industrial Components       467,700   ++SPX Corporation                                37,796,006      1.4

               Insurance                     1,546   ++Berkshire Hathaway Inc. (Class A)              86,730,600      3.1

               Telecommunications        2,364,000     ECI Telecom Limited                            74,761,500      2.7
                                         1,069,900     GTE Corporation                                75,494,819      2.8
                                           768,200   ++Gilat Satellite Networks Ltd.                  91,031,700      3.3
                                                                                                  --------------    ------
                                                                                                     241,288,019      8.8

               Utilities--               2,652,500   ++The AES Corporation                           198,274,375      7.2
               Electric & Gas              971,850     Columbia Energy Group                          61,469,513      2.2
                                         1,590,100     Unicom Corporation                             53,268,350      1.9
                                                                                                  --------------    ------
                                                                                                     313,012,238     11.3

                                                       Total Investments in the United States      1,395,406,642     50.6

                                                       Total Investments in North America
                                                       (Cost--$1,263,268,931)                      1,563,341,142     56.7

PACIFIC
BASIN

Australia      Leisure & Tourism         8,877,054     Village Roadshow Limited 'A' (Preferred)       15,029,589      0.5
                                           212,500     Village Roadshow Limited
                                                       (Convertible Preferred) (a)                     7,650,000      0.3
                                                                                                  --------------    ------
                                                                                                      22,679,589      0.8

               Real Estate               3,421,567     Lend Lease Corporation Limited                 47,730,716      1.7

                                                       Total Investments in Australia                 70,410,305      2.5

Japan          Appliances &              2,560,000     Matsushita Electric Industrial
               Household Durables                      Company, Ltd.                                  70,895,391      2.6
                                           345,000     Sony Corporation                              102,294,745      3.7
                                                                                                  --------------    ------
                                                                                                     173,190,136      6.3

               Construction & Housing    1,079,602     Chudenko Corporation                           16,406,908      0.6
                                           769,000     Kinden Corporation                              5,907,281      0.2
                                                                                                  --------------    ------
                                                                                                      22,314,189      0.8

               Data Processing &         2,026,000     Canon, Inc.                                    80,492,808      2.9
               Reproduction

               Electronic Components       526,000     Murata Manufacturing Company, Ltd.            123,534,592      4.5
               & Instruments

               Industrial Components     5,900,000     The Furukawa Electric Co., Ltd.                89,490,165      3.2

               Insurance                 3,355,000     The Dai-Tokyo Fire and Marine
                                                       Insurance Co., Ltd.                            13,690,527      0.5
                                           765,000     The Nichido Fire & Marine
                                                       Insurance Co., Ltd.                             4,401,801      0.1
                                         4,304,000     The Sumitomo Marine & Fire
                                                       Insurance Co., Ltd.                            26,534,103      1.0
                                         2,073,000     The Tokio Marine & Fire
                                                       Insurance Co. Ltd.                             24,241,462      0.9
                                                                                                  --------------    ------
                                                                                                      68,867,893      2.5

               Machinery & Engineering   1,000,000     Toyoda Automatic Loom Works, Ltd.              20,892,455      0.8

               Merchandising               167,000     Ito-Yokado Co., Ltd.                           18,139,740      0.7

                                                       Total Investments in Japan                    596,921,978     21.7

                                                       Total Investments in the Pacific Basin
                                                       (Cost--$394,680,746)                          667,332,283     24.2



Merrill Lynch Global Value Fund, Inc., December 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                     (in US dollars)
WESTERN                                    Shares                                                              Percent of
EUROPE         Industries                   Held             Investments                              Value    Net Assets
Denmark        Banking                     574,700     Den Danske Bank Group                      $   63,017,910      2.3%

                                                       Total Investments in Denmark                   63,017,910      2.3

Germany        Utilities--               3,545,700     Bewag Aktiengesellschaft                       41,060,979      1.5
               Electric & Gas

                                                       Total Investments in Germany                   41,060,979      1.5

Greece         Telecommunications        1,667,010     Hellenic Telecommunications
                                                       Organization SA (OTE)                          39,489,583      1.4
                                         1,345,980     Hellenic Telecommunications
                                                       Organization SA (OTE) (ADR)*                   16,067,636      0.6

                                                       Total Investments in Greece                    55,557,219      2.0

Ireland        Banking                   5,980,000     Allied Irish Banks PLC                         68,047,018      2.5
                                            28,500     Allied Irish Banks PLC (ADR)*                     602,063      0.0

                                                       Total Investments in Ireland                   68,649,081      2.5

Switzerland    Food & Household             44,600     Nestle SA (Registered Shares)                  81,735,377      3.0
               Products

                                                       Total Investments in Switzerland               81,735,377      3.0

United         Business &                4,119,000     Railtrack Group PLC                            69,148,454      2.5
Kingdom        Public Services

               Food & Household         17,757,400     Cadbury Schweppes PLC                         107,203,342      3.9
               Products

                                                       Total Investments in the United Kingdom       176,351,796      6.4

                                                       Total Investments in Western Europe
                                                       (Cost--$474,729,908)                          486,372,362     17.7

SHORT-TERM                                 Face
SECURITIES                                Amount                     Issue

               Commercial Paper**     $  3,823,000     General Motors Acceptance Corp., 5%
                                                       due 1/03/2000                                   3,821,938      0.1

                                                       Total Investments in Short-Term Securities
                                                       (Cost--$3,821,938)                              3,821,938      0.1

OPTIONS                              Nominal Value
PURCHASED                       Covered by Options

               Currency Put            100,000,000     Japanese Yen, expiring June 2000 at YEN 123       110,000      0.0
               Options Purchased       100,000,000     Japanese Yen, expiring June 2000 at YEN 124        47,000      0.0
                                       300,000,000     Japanese Yen, expiring June 2000 at YEN 124       129,000      0.0

                                                       Total Options Purchased (Cost--$12,595,000)       286,000      0.0

               Total Investments (Cost--$2,149,096,523)                                            2,721,153,725     98.7

               Other Assets Less Liabilities                                                          35,771,231      1.3
                                                                                                  --------------    ------
               Net Assets                                                                         $2,756,924,956    100.0%
                                                                                                  ==============    ======


             ++Non-income producing security.
              *American Depositary Receipts (ADR).
             **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
               Fund.
            (a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
            (b)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as
               "Affiliated Companies" in section 2(a)(3) of the Investment Company
               Act of 1940) are as follows:

                                               Net Share          Net     Dividend
               Industry        Affiliate        Activity          Cost     Income

               Electronic       Lattice        1,938,500     $(3,868,599)    ++
                 Components &     Semiconductor
                 Instruments      Corporation

             ++Non-income producing security.


               See Notes to Financial Statements.



Merrill Lynch Global Value Fund, Inc., December 31, 1999

STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1999
Assets:             Investments, at value (identified cost--$2,136,501,523)                               $2,720,867,725
                    Put options purchased, at value (cost--$12,595,000)                                          286,000
                    Foreign cash                                                                              17,429,680
                    Receivables:
                      Securities sold                                                 $   23,850,093
                      Dividends                                                            2,806,390
                      Capital shares sold                                                  2,443,502          29,099,985
                                                                                      --------------
                    Deferred organization expenses                                                                37,375
                    Prepaid registration fees and other assets                                                   150,479
                                                                                                          --------------
                    Total assets                                                                           2,767,871,244
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                              5,842,246
                      Investment adviser                                                   1,888,283
                      Distributor                                                          1,818,613           9,549,142
                                                                                      --------------
                    Accrued expenses and other liabilities                                                     1,397,146
                                                                                                          --------------
                    Total liabilities                                                                         10,946,288
                                                                                                          --------------

Net Assets:         Net assets                                                                            $2,756,924,956
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $    1,328,122
                    Class B Shares of Common Stock, $.10 par value, 300,000,000
                    shares authorized                                                                         12,539,191
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          2,234,971
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          2,853,179
                    Paid-in capital in excess of par                                                       2,106,474,749
                    Undistributed investment income--net                                                       1,466,471
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                        58,030,191
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                               571,998,082
                                                                                                          --------------
                    Net assets                                                                            $2,756,924,956
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $195,510,520 and 13,281,215
Value:                       shares outstanding                                                           $        14.72
                                                                                                          ==============
                    Class B--Based on net assets of $1,818,746,476 and 125,391,911
                             shares outstanding                                                           $        14.50
                                                                                                          ==============
                    Class C--Based on net assets of $324,169,335 and 22,349,705
                             shares outstanding                                                           $        14.50
                                                                                                          ==============
                    Class D--Based on net assets of $418,498,625 and 28,531,791
                             shares outstanding                                                           $        14.67
                                                                                                          ==============
                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1999
Investment          Dividends (net of $2,087,675 foreign withholding tax)                                   $ 35,926,990
Income:             Interest and discount earned                                                               4,045,287
                                                                                                            ------------
                    Total income                                                                              39,972,277
                                                                                                            ------------

Expenses:           Investment advisory fees                                            $ 21,139,630
                    Account maintenance and distribution fees--Class B                    18,802,926
                    Account maintenance and distribution fees--Class C                     3,341,948
                    Transfer agent fees--Class B                                           2,287,826
                    Account maintenance fees--Class D                                      1,024,409
                    Custodian fees                                                           705,212
                    Transfer agent fees--Class C                                             421,286
                    Transfer agent fees--Class D                                             418,087
                    Accounting services                                                      302,370
                    Printing and shareholder reports                                         273,769
                    Transfer agent fees--Class A                                             197,720
                    Registration fees                                                        178,575
                    Professional fees                                                        138,020
                    Directors' fees and expenses                                              45,057
                    Pricing fees                                                              31,768
                    Amortization of organization expenses                                     20,386
                    Other                                                                     43,283
                                                                                        ------------
                    Total expenses                                                                            49,372,272
                                                                                                            ------------
                    Investment loss--net                                                                      (9,399,995)
                                                                                                            ------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                    58,030,296
(Loss) on             Foreign currency transactions--net                                   7,028,326          65,058,622
Investments &                                                                           ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                   172,411,036
                      Foreign currency transactions--net                                  (1,745,387)        170,665,649
                                                                                        ------------        ------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                            235,724,271
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $226,324,276
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., December 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             For the Year Ended
                                                                                                   December 31,
                    Increase (Decrease) in Net Assets:                                     1999                 1998
Operations:         Investment income (loss)--net                                     $   (9,399,995)     $   14,662,644
                    Realized gain on investments and foreign
                    currency transactions--net                                            65,058,622         273,114,836
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                               170,665,649         224,291,590
                                                                                      --------------      --------------
                    Net increase in net assets resulting from operations                 226,324,276         512,069,070
                                                                                      --------------      --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                               (526,085)         (1,613,920)
Shareholders:         Class B                                                             (5,305,144)         (9,798,677)
                      Class C                                                               (941,587)         (1,789,955)
                      Class D                                                             (1,149,043)         (3,260,316)
                    In excess of investment income--net:
                      Class A                                                                     --          (2,417,667)
                      Class B                                                                     --         (14,678,505)
                      Class C                                                                     --          (2,681,369)
                      Class D                                                                     --          (4,883,982)
                    Realized gain on investments--net:
                      Class A                                                             (4,329,355)        (15,004,582)
                      Class B                                                            (43,828,286)       (154,619,783)
                      Class C                                                             (7,777,614)        (28,383,994)
                      Class D                                                             (9,465,496)        (32,551,670)
                                                                                      --------------      --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                        (73,322,610)       (271,684,420)
                                                                                      --------------      --------------
Capital Share       Net increase (decrease) in net assets derived from
Transactions:       capital share transactions                                          (377,884,006)         937,922,226
                                                                                      --------------      --------------

Net Assets:         Total increase (decrease) in net assets                             (224,882,340)      1,178,306,876
                    Beginning of year                                                  2,981,807,296       1,803,500,420
                                                                                      --------------      --------------
                    End of year*                                                      $2,756,924,956      $2,981,807,296
                                                                                      ==============      ==============

                   *Undistributed investment income--net                              $    1,466,471      $   11,760,176
                                                                                      ==============      ==============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                             Class A++++
                                                                                                   For the      For the
The following per share data and ratios have been derived                       For the             Period        Year
from information provided in the financial statements.                         Year Ended        Nov. 1, 1997    Ended
                                                                              December 31,       to Dec. 31,    Oct. 31,
Increase (Decrease) in Net Asset Value:                                   1999          1998         1997        1997++
Per Share           Net asset value, beginning of period.            $    13.67    $    12.01   $    11.83    $    10.00
Operating                                                            ----------    ----------   ----------    ----------
Performance:        Investment income--net                                  .07           .18          .01           .17
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                      1.32          3.00          .72          1.71
                                                                     ----------    ----------   ----------    ----------
                    Total from investment operations                       1.39          3.18          .73          1.88
                                                                     ----------    ----------   ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                               (.04)         (.14)        (.11)         (.05)
                      In excess of investment income--net                    --          (.20)          --            --
                      Realized gain on investments--net                    (.30)        (1.18)        (.44)           --
                                                                     ----------    ----------   ----------    ----------
                    Total dividends and distributions                      (.34)        (1.52)        (.55)         (.05)
                                                                     ----------    ----------   ----------    ----------
                    Net asset value, end of period                   $    14.72    $    13.67   $    12.01    $    11.83
                                                                     ==========    ==========   ==========    ==========

Total Investment    Based on net asset value per share                   10.44%        27.10%        6.19%+++     18.91%
Return:**                                                            ==========    ==========   ==========    ==========


Ratios to Average   Expenses                                               .91%          .90%         .96%*         .97%
Net Assets:                                                          ==========    ==========   ==========    ==========
                    Investment income--net                                 .51%         1.32%         .54%*        1.88%
                                                                     ==========    ==========   ==========    ==========

Supplemental        Net assets, end of period (in thousands)         $  195,511    $  202,980   $   63,075    $   53,776
Data:                                                                ==========    ==========   ==========    ==========
                    Portfolio turnover                                   70.93%        44.94%       24.49%        77.65%
                                                                     ==========    ==========   ==========    ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++The Fund commenced operations on November 1, 1996.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Global Value Fund, Inc., December 31, 1999

FINANCIAL HIGHLIGHTS (continued)
                                                                                             Class B++++
                                                                                                   For the      For the
The following per share data and ratios have been derived                       For the             Period        Year
from information provided in the financial statements.                         Year Ended        Nov. 1, 1997    Ended
                                                                              December 31,       to Dec. 31,    Oct. 31,
Increase (Decrease) in Net Asset Value:                                   1999          1998         1997        1997++
Per Share           Net asset value, beginning of period.            $    13.61    $    11.97   $    11.72    $    10.00
Operating                                                            ----------    ----------   ----------    ----------
Performance:        Investment income (loss)--net                          (.07)          .06         (.01)          .09
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                      1.30          2.96          .73          1.67
                                                                     ----------    ----------   ----------    ----------
                    Total from investment operations                       1.23          3.02          .72          1.76
                                                                     ----------    ----------   ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                               (.04)         (.08)        (.03)         (.04)
                      In excess of investment income--net                    --          (.12)          --            --
                      Realized gain on investments--net                    (.30)        (1.18)        (.44)           --
                                                                     ----------    ----------   ----------    ----------
                    Total dividends and distributions                      (.34)        (1.38)        (.47)         (.04)
                                                                     ----------    ----------   ----------    ----------
                    Net asset value, end of period                   $    14.50    $    13.61   $    11.97    $    11.72
                                                                     ==========    ==========   ==========    ==========

Total Investment    Based on net asset value per share                    9.29%        25.76%        6.14%+++     17.62%
Return:**                                                            ==========    ==========   ==========    ==========

Ratios to Average   Expenses                                              1.93%         1.92%        1.98%*        1.99%
Net Assets:                                                          ==========    ==========   ==========    ==========
                    Investment income (loss)--net                         (.51%)         .44%       (.49%)*         .84%
                                                                     ==========    ==========   ==========    ==========

Supplemental        Net assets, end of period (in thousands)         $1,818,746    $1,988,580   $1,251,956    $1,179,125
Data:                                                                ==========    ==========   ==========    ==========
                    Portfolio turnover                                   70.93%        44.94%       24.49%        77.65%
                                                                     ==========    ==========   ==========    ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++The Fund commenced operations on November 1, 1996.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
                                                                                             Class C++++
                                                                                                   For the      For the
The following per share data and ratios have been derived                       For the             Period        Year
from information provided in the financial statements.                         Year Ended        Nov. 1, 1997    Ended
                                                                              December 31,       to Dec. 31,    Oct. 31,
Increase (Decrease) in Net Asset Value:                                   1999          1998         1997        1997++
Per Share           Net asset value, beginning of period.            $    13.61    $    11.97   $    11.72    $    10.00
Operating                                                            ----------    ----------   ----------    ----------
Performance:        Investment income (loss)--net                          (.07)          .06         (.01)          .09
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                      1.30          2.96          .73          1.67
                                                                     ----------    ----------   ----------    ----------
                    Total from investment operations                       1.23          3.02          .72          1.76
                                                                     ----------    ----------   ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                               (.04)         (.08)        (.03)         (.04)
                      In excess of investment income--net                    --          (.12)          --            --
                      Realized gain on investments--net                    (.30)        (1.18)        (.44)           --
                                                                     ----------    ----------   ----------    ----------
                    Total dividends and distributions                      (.34)        (1.38)        (.47)         (.04)
                                                                     ----------    ----------   ----------    ----------
                    Net asset value, end of period                   $    14.50    $    13.61   $    11.97    $    11.72
                                                                     ==========    ==========   ==========    ==========

Total Investment    Based on net asset value per share                    9.29%        25.73%        6.14%+++     17.62%
Return:**                                                            ==========    ==========   ==========    ==========

Ratios to Average   Expenses                                              1.94%         1.92%        1.98%*        1.99%
Net Assets:                                                          ==========    ==========   ==========    ==========
                    Investment income (loss)--net                         (.52%)         .43%       (.49%)*         .83%
                                                                     ==========    ==========   ==========    ==========

Supplemental        Net assets, end of period (in thousands)         $  324,169    $  363,134   $  229,601    $  217,341
Data:                                                                ==========    ==========   ==========    ==========
                    Portfolio turnover                                   70.93%        44.94%       24.49%        77.65%
                                                                     ==========    ==========   ==========    ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++The Fund commenced operations on November 1, 1996.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., December 31, 1999

FINANCIAL HIGHLIGHTS (concluded)
                                                                                             Class D++++
                                                                                                   For the      For the
The following per share data and ratios have been derived                       For the             Period        Year
from information provided in the financial statements.                         Year Ended        Nov. 1, 1997    Ended
                                                                              December 31,       to Dec. 31,    Oct. 31,
Increase (Decrease) in Net Asset Value:                                   1999          1998         1997        1997++
Per Share           Net asset value, beginning of period.            $    13.65    $    12.00   $    11.80    $    10.00
Operating                                                            ----------    ----------   ----------    ----------
Performance:        Investment income--net                                  .03           .16          .01           .18
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                      1.33          2.98          .72          1.67
                                                                     ----------    ----------   ----------    ----------
                    Total from investment operations                       1.36          3.14          .73          1.85
                                                                     ----------    ----------   ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                               (.04)         (.12)        (.09)         (.05)
                      In excess of investment income--net                    --          (.19)          --            --
                      Realized gain on investments--net                    (.30)        (1.18)        (.44)           --
                                                                     ----------    ----------   ----------    ----------
                    Total dividends and distributions                      (.34)        (1.49)        (.53)         (.05)
                                                                     ----------    ----------   ----------    ----------
                    Net asset value, end of period                   $    14.67    $    13.65   $    12.00    $    11.80
                                                                     ==========    ==========   ==========    ==========

Total Investment    Based on net asset value per share                   10.23%        26.72%        6.20%+++     18.56%
Return:**                                                            ==========    ==========   ==========    ==========

Ratios to Average   Expenses                                              1.16%         1.15%        1.21%*        1.22%
Net Assets:                                                          ==========    ==========   ==========    ==========
                    Investment income--net                                 .25%         1.19%         .28%*        1.62%
                                                                     ==========    ==========   ==========    ==========

Supplemental        Net assets, end of period (in thousands)         $  418,499    $  427,113   $  258,868    $  237,791
Data:                                                                ==========    ==========   ==========    ==========
                    Portfolio turnover                                   70.93%        44.94%       24.49%        77.65%
                                                                     ==========    ==========   ==========    ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++The Fund commenced operations on November 1, 1996.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.


Merrill Lynch Global Value Fund, Inc., December 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions and post-October losses.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $7,028,149 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                             Account
                           Maintenance  Distribution
                               Fee          Fee

Class B                       .25%          .75%
Class C                       .25%          .75%
Class D                       .25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer
concessions on sales of the Fund's Class A and Class D Shares as follows:
                                MLFD       MLPF&S

Class A                       $   220     $  3,764
Class D                       $24,624     $322,665

For the year ended December 31, 1999, MLPF&S received contingent deferred sales charges of $4,816,873 and $110,169 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $4,102 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $538,795 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $1,919,046,304 and $2,316,903,824, respectively.

Net realized gains (losses) for the year ended December 31, 1999 and net unrealized gains (losses) as of December 31, 1999 were as follows:
                                    Realized           Unrealized
                                  Gains (Losses)     Gains (Losses)
Investments:
  Long-term                       $ 96,369,310       $584,366,202
  Options written                  (38,339,014)                --
                                  ------------       ------------
Total investments                   58,030,296        584,366,202
                                  ------------       ------------
Currency transactions:
  Options purchased                 (7,604,352)       (12,309,000)
  Foreign currency transactions        424,355            (59,120)
  Forward foreign exchange
  contracts                         14,208,323                 --
                                  ------------       ------------
Total currency transactions          7,028,326        (12,368,120)
                                  ------------       ------------
Total                             $ 65,058,622       $571,998,082
                                  ============       ============

Transactions in call options written for the year ended December 31, 1999 were as follows:
                                  Nominal Value
                                    Covered by         Premiums
                                 Written Options        Received

Outstanding call options written,
beginning of year                    3,480,502       $ 10,137,312
Options written                      2,329,700          5,928,234
Options closed                      (2,361,500)        (7,686,683)
Options expired                     (3,448,702)        (8,378,863)
                                  ------------       ------------
Outstanding call options written,
end of year                                 --       $         --
                                  ============       ============

As of December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $584,366,202, of which $737,254,776 related to appreciated securities and $152,888,574 related to depreciated securities. The aggregate cost of investments at December 31, 1999 for Federal income tax purposes was $2,136,501,523.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(377,884,006) and $937,922,226 for the years ended December 31, 1999 and December 31, 1998, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                              Dollar
Ended December 31, 1999               Shares             Amount

Shares sold                          6,381,325      $  84,980,896
Shares issued to shareholders in
reinvestment of dividends and
distributions                          200,732          2,645,651
                                  ------------      -------------
Total issued                         6,582,057         87,626,547
Shares redeemed                     (8,149,883)      (108,186,635)
                                  ------------      -------------
Net decrease                        (1,567,826)     $ (20,560,088)
                                  ============      =============

Class A Shares for the Year                              Dollar
Ended December 31, 1998               Shares             Amount

Shares sold                         11,594,216     $  157,632,070
Shares issued to shareholders in
reinvestment of dividends and
distributions                          700,153          9,347,636
                                  ------------     --------------
Total issued                        12,294,369        166,979,706
Shares redeemed                     (2,696,436)       (36,354,264)
                                  ------------     --------------
Net increase                         9,597,933     $  130,625,442
                                  ============     ==============


Merrill Lynch Global Value Fund, Inc., December 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)

Class B Shares for the Year                              Dollar
Ended December 31, 1999               Shares             Amount

Shares sold                         23,913,192     $  315,765,908
Shares issued to shareholders in
reinvestment of dividends and
distributions                        3,270,641         42,681,877
                                  ------------     --------------
Total issued                        27,183,833        358,447,785
Automatic conversion of shares      (2,089,262)       (27,350,251)
Shares redeemed                    (45,818,424)      (597,428,034)
                                  ------------     --------------
Net decrease                       (20,723,853)    $ (266,330,500)
                                  ============     ==============

Class B Shares for the Year                              Dollar
Ended December 31, 1998               Shares             Amount

Shares sold                         52,086,564     $  711,124,670
Shares issued to shareholders in
reinvestment of dividends and
distributions                       11,614,251        154,732,397
                                  ------------     --------------
Total issued                        63,700,815        865,857,067
Automatic conversion of shares        (837,665)       (11,201,223)
Shares redeemed                    (21,371,519)      (284,576,009)
                                  ------------     --------------
Net increase                        41,491,631     $  570,079,835
                                  ============     ==============

Class C Shares for the Year                              Dollar
Ended December 31, 1999               Shares             Amount

Shares sold                          4,283,140      $  56,413,432
Shares issued to shareholders in
reinvestment of dividends and
distributions                          579,612          7,563,937
                                  ------------     --------------
Total issued                         4,862,752         63,977,369
Shares redeemed                     (9,194,005)      (119,834,496)
                                  ------------     --------------
Net decrease                        (4,331,253)    $  (55,857,127)
                                  ============     ==============

Class C Shares for the Year                              Dollar
Ended December 31, 1998               Shares             Amount

Shares sold                         10,104,124      $ 138,079,120
Shares issued to shareholders in
reinvestment of dividends and
distributions                        2,149,018         28,640,687
                                  ------------     --------------
Total issued                        12,253,142        166,719,807
Shares redeemed                     (4,761,365)       (63,354,025)
                                  ------------     --------------
Net increase                         7,491,777     $  103,365,782
                                  ============     ==============

Class D Shares for the Year                              Dollar
Ended December 31, 1999               Shares             Amount

Shares sold                          5,587,713     $   74,242,316
Automatic conversion of shares       2,074,596         27,350,251
Shares issued to shareholders in
reinvestment of dividends and
distributions                          711,495          9,349,055
                                  ------------     --------------
Total issued                         8,373,804        110,941,622
Shares redeemed                    (11,121,027)      (146,077,913)
                                  ------------     --------------
Net decrease                        (2,747,223)    $  (35,136,291)
                                  ============     ==============

Class D Shares for the Year                              Dollar
Ended December 31, 1998               Shares             Amount

Shares sold                         12,280,913     $  167,684,549
Automatic conversion of shares         832,238         11,201,223
Shares issued to shareholders in
reinvestment of dividends and
distributions                        2,707,655         36,169,410
                                  ------------     --------------
Total issued                        15,820,806        215,055,182
Shares redeemed                     (6,112,408)       (81,204,015)
                                  ------------     --------------
Net increase                         9,708,398     $  133,851,167
                                  ============     ==============

5. Commitments:
At December 31, 1999, the Fund had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with an approximate value of $34,836,000.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Value Fund, Inc. as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period November 1, 1997 to December 31, 1997 and for the year ended October 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Value Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 18, 2000
</AUDIT-REPORT>


Merrill Lynch Global Value Fund, Inc., December 31, 1999


IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distribution paid by Merrill Lynch Global Value Fund, Inc. to shareholders of record on July 7, 1999, 10.89% qualifies for the dividends received deduction for corporations. Additionally, the Fund paid a long-term capital gains distribution of $.228601 per share to shareholders of record on July 7, 1999. Please retain this information for your records.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Roscoe Sudarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Stephen I. Silverman, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Lori A. Martin, Secretary

Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch Global Value Fund, Inc. have recently retired. The Fund's Board of
Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863